Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated January 31, 1997, included in UST Corp.'s Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.

					/s/  ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 31, 1997